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                            BASIC LEASE INFORMATION
                            -----------------------


DATE:                April 7, 1997

LESSOR:              CITY OF CORAL GABLES, A MUNICIPAL CORPORATION

LESSEE:              Ciao Cucina Corporation

ARTICLE WITNESSETH:

ARTICLE 1(E):        Rentable Area of Premises:   5,809 square feet

ARTICLE 2:           Term Commencement:

ARTICLE 2:           Rent Commencement:

ARTICLE 2:           Term Expiration:

ARTICLE 5:           Initial Base Rent:     Per Year    $72,612.50

                                            Per Month:  $12,102.08

ARTICLE 7:           Security Deposit:                  $24,204.16

ARTICLE 36:          Landlord's Address for Notice:     Ciao Cucina Corp.
                                                        700 Walnut St./Ste. 300
                                                        Cincinnati, Ohio  455202

ADDENDUM 1:          Landlord's Tenant Improvement Contribution
ADDENDUM 2:          Percentage Rent
ADDENDUM 3:          Option to Renew
EXHIBIT A:           Legal Description of Building
EXHIBIT B:           Location of Premises
EXHIBIT C:           Landlord's Work
EXHIBIT C.1          Landlord's Work Letter of 3/31/97
EXHIBIT D:           Tenant's Sign Criteria
EXHIBIT D.1:         Signage Size and Location Requirements
EXHIBIT E:           Tenant's Workletter
EXHIBIT F:           Tenant's Space Plan


The Provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appears. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.


WITNESSES:                   LANDLORD:                  TENANT:


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                         MERRICK PLACE SHOPS AND PARKING
                                  RETAIL LEASE

     THIS LEASE, entered into this 28th day of April, 1997, between THE CITY OF CORAL GABLES, a municipal corporation of the State of Florida ("Landlord") and CIAO CUCINA CORPORATION an OHIO corporation ("Tenant").

     WITNESSETH: Landlord, for and in consideration of the rent to be paid by Tenant, and in consideration of the covenants herein to be kept and performed by the Tenant, does hereby lease and demise unto the Tenant the following described premises (the "Premises") situated in the City of Coral Gables, County of Dade, State of Florida: a unit of approximately 5,809 sq. ft. located at 10 GIRALDA, in the shopping and parking facility located at 1 Aragon Avenue, Coral Gables, Florida, known as MERRICK PLACE SHOPS AND PARKING (the "BUILDING"). THE APPROXIMATE LOCATION OF THE PREMISES IS OUTLINED IN RED ON EXHIBIT B.

1. DEFINITIONS: Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified.

    (A) The term "Building" shall mean the land described on Exhibit "B" attached hereto and the building constructed thereon known as Merrick Place Shops and Parking, located at 1 Aragon Avenue (the "Building") and all other improvements on or appurtenances to said parcel.

    (B) The term "Premises" shall mean the portion of the Building located in the Suite specified in the Basic Lease Information which is outlined in red on the floor plan attached hereto as Exhibit "B".

    (C)  The term "Rent" shall mean the sum of the Base Rent, as defined in
Article 5 hereof, and any other additional rent as specified herein, or as may be agreed to by the parties hereafter.

     (D) The term "Rentable Area" of the "Premises" as used in this Lease means all space within the inside surface of the glass portion of the permanent outer Building walls, enclosing the tenant occupied portion of the floor and measured to midpoint of the wall separating areas leased by or held for other tenants or from areas devoted to


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corridors, elevator lobbies or any other Common Area, restrooms and other similar facilities.

     (E) The term "Common Area" shall mean the total area in the Building consisting of restrooms, janitor, telephone and electrical closets, mechanical areas, and public corridors providing access to tenant space, but excluding public stairs, elevator shafts and pipe shafts, together with the enclosing walls thereof.

2. TERM: The term of this lease ("LEASE COMMENCEMENT DATE") shall commence upon DELIVERY OF THE SPACE TO TENANT FOR TENANT'S CONSTRUCTION. THE ANTICIPATED DATE OF DELIVERY IS MAY 1, 1997. HOWEVER, AS IN ALL CONSTRUCTION, THAT DATE IS SUBJECT TO CHANGE. CIAO CUCINA CORPORATION WILL BE GIVEN NO LESS THAN 30 DAYS NOTICE OF THE SCHEDULED COMPLETION DATE; TENANT RESERVES THE RIGHT TO TERMINATE THE LEASE IF THE PREMISES ARE NOT DELIVERED BY SEPTEMBER 1, 1997; and, Tenant's obligation to pay rent hereunder ("Rental Commencement Date") shall commence ONE HUNDRED EIGHTY (180) DAYS AFTER THE LEASE COMMENCEMENT DATE; and, ending at midnight, on FIFTEEN (15) YEARS AND SIX (6) MONTHS AFTER THE LEASE COMMENCEMENT DATE. "RENTAL COMMENCEMENT DATE" as used herein means the date which is ONE HUNDRED EIGHTY (180) number of days after the Lease Commencement Date. Tenant shall be entitled to possession of the Premises upon the Lease Commencement Date and such occupancy shall be subject to all of the terms and conditions of this Lease except that Tenant shall not be required to pay rent until the Rental Commencement Date. There shall be no delay in the commencement of the Term of this Lease and, subject to the provisions contained below regarding the performance and completion of the "Tenant Improvements" (as hereinafter defined), there shall be no delay or abatement of the payment of "Rent(s)" (as hereinafter defined) where Tenant fails to occupy the Premises or if Tenant fails to complete any of Tenant's Improvements, nor shall same operate to extend the initial Term beyond the agreed expiration date hereof. All provisions of this Lease shall be in full force and effect upon the Lease Commencement Date, notwithstanding the fact that prior to opening the Premises for business, Tenant shall first perform and complete the Tenant Improvements.

3. TENANT D.B.A.: Unless otherwise consented to in writing by Landlord, Tenant agrees to conduct its business in the premises using the name: CIAO BABY CUCINA. All signage and advertising will use this name. TENANT RESERVES THE RIGHT TO CHANGE ITS

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NAME IN ITS DISCRETION, SO LONG AS IT IS FOR THE SAME TYPE OF USE, UNDER THE
SAME OWNERSHIP AND THE INITIAL GUARANTEE REMAINS THE SAME.

4.   USE:

     (A) During the term, the premises shall be used and occupied only for the following purposes: AN ITALIAN MEDITERRANEAN RESTAURANT WITH INDOOR AND OUTDOOR SEATING, OFFERING DISHES FROM THE ALL AREAS OF THE MEDITERRANEAN REGION, OPENING MORNING THROUGH EVENING HOURS AND SELLING RETAIL ITEMS MADE ON THE PREMISES INCLUDING BAKED GOODS and for no other purposes.

     (B) Tenant agrees to operate 100% of the premises during the term of this lease and to conduct its business at all times in a high class and reputable manner, as shall be determined by Landlord in its sole discretion.

     (C) Tenant shall keep the premises open for business not less than six days per week, including legal holidays, and particularly during those evening hours that Landlord and tenant mutually agree in writing from time to time to promote a dinner trade.

     (D) Tenant shall promptly comply with all laws, ordinances and lawful orders and regulations affecting the premises, and the cleanliness, safety, occupation and use of same. No auction, fire or bankruptcy sales shall be conducted in the premises without Landlord's written consent. Tenant shall not use the sidewalks adjacent to the premises for business purposes without Landlord's written consent.

     (E) In the event that the Tenant uses the Premises for purposes not expressly permitted herein, the Landlord may, in addition to all other remedies available to it, terminate this Lease or restrain said improper use by injunction.

     (F) Tenant shall not commit any nuisance; nor permit the emission of any objectionable noise or odor, nor burn any trash or refuse within the Premises; nor bring on, deposit or allow to be brought on or deposited on the Premises any hazardous nor noxious materials or substances, as the same may be defined by federal, state or local laws, codes, ordinances, rules, or regulation; nor make any use of the Premises or any





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part thereof or equipment therein which is improper, offensive, a nuisance or contrary to any state, local or federal law.

     (G) Tenant agrees to strictly enforce all state, local or federal laws including American with Disabilities Act and Florida Accessibility Code in the operation of the Premises, including, without limitation, all restrictions concerning the serving of alcoholic beverages, if applicable, in particular the prohibitions against serving alcohol to minors (as such term is defined by law).

5.       RENT:

     (A) BASE RENT: Tenant hereby agrees to pay to Landlord, at such place as Landlord may designate in writing, rent for the premises as follows:

Lease Year One:
         Months One-Six               $     0.00
         Months Six-Twelve            $12,102.08 per month
                                      excluding 6.5% sales tax

Lease Years Two-Five:                 $12,102.08 per month
                                      excluding 6.5% sales tax

Lease Years Six-Ten:                  $13,554.33 per month
                                      excluding 6.5% sales tax

Lease Years Eleven-Fifteen:           $15,490.67 per month
                                      excluding 6.5% sales tax

Lease Year Sixteen:                   $15,490.67 per month
         Months One-Six:              excluding 6.5% sales tax

         Payment is due each month in advance on the first day of each month, without demand.

         *PERCENTAGE RENT IS SPECIFIED IN ADDENDUM 2

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     (C) TAXES ON RENT: Tenant shall also pay, as additional rent, all sales or use or excise tax imposed, levied or assessed against the rent or any other charge or payment required hereby any governmental authority having jurisdiction there over, even though the taxing statute ordinance may purport to impose such sales tax against the Landlord. The payment of sales tax shall be made by Tenant on a monthly basis, concurrently with payment of the monthly rental. All rent shall be paid without abatement, set off, or deduction.

     (D) OPERATING EXPENSE REIMBURSEMENT: Tenant will not be required to pay operating expenses during the term of this lease.

     (E) SERVICE CHARGE: If any installment of Base Rent or additional rent provided for in this Lease, or any part thereof, is not paid by the due date, it shall be subject to a service charge of one and one-half percent (1 1/2%) of the unpaid rent due for each month or fraction thereof (or such lesser percentage as may be the maximum amount permitted by law) until paid.

     (F) APPLICATION OF PAYMENTS: All sums due and payable pursuant to the terms and provisions of this Lease shall be payable only in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and shall be applied in the following order of priority:

     (1) Charges and expenses resulting from Tenant's failure to timely perform its obligations hereunder.

     (2)  Operating Expense Reimbursement, if any.

     (3) Additional rent and charges except parking space rental and charges, if any.

     (4)  Base rent including adjustments thereto.

     (5)  Parking space rental and charges, if any.


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


     6. UTILITY EXPENSES: Tenant shall not perform any acts or carry on any practices which injure the building or be a nuisance or menace to other tenants in the building in which the premises are located and shall keep the premises, the sidewalks adjacent to the premises, the rear area of the premises and the service area and corridors allocated for the use of Tenant, unobstructed, clean and free from rubbish and dirt at all times. All trash and garbage shall be stored in the designated garbage areas and Landlord shall arrange for the regular pickup of such trash and garbage at Tenant's expense. The Landlord will arrange for the regular pickup of trash and garbage through an authorized collection agency, and Tenant will pay Landlord for its share of said cost. Tenant shall pay all charges for water, janitorial, sewage disposal, electricity and for all other utilities used in connection with the premises and billed direct to the Tenant, not more that ten (10) days after the same shall become due and payable. Tenant shall pay all utility impact fees, if any, assessed against the premises based upon Tenant's use of the premises as set forth above.

     7. SECURITY DEPOSIT/ADVANCED RENT DEPOSIT/PERSONAL GUARANTEE: Landlord, after satisfactory review of Tenant's financial statement, hereby acknowledges receipt from Tenant of the sum of $12,102.08 which sum shall be held by Landlord without liability for interest as a deposit for the first month's rent. Landlord, after satisfactory review of Tenant's financial statement, AND UPON LANDLORD'S DELIVERY OF PREMISES TO TENANT, hereby acknowledges receipt from Tenant of the sum of $24,204.16 which sum shall be held by Landlord without liability for interest as security for the faithful performance by Tenant of all of the terms and conditions of this Lease. In the event Tenant defaults under any of the terms and conditions of this Lease Landlord may, at Landlord's option, apply the above security, or so much thereof as may be necessary, to compensate Landlord for any loss or damages sustained by Landlord due to such default on the part of Tenant, and Tenant shall forthwith upon demand restore said security to the original sum deposited. Within thirty (30) days after the expiration of this Lease, said security shall be returned in full to Tenant, provided this Lease is in good standing and no outstanding defaults exist hereunder. A Personal Guarantee may be required from Tenant upon Landlord's review of Tenant's financial statement.

8. TERRACE AREA: Although not a part of the Premises, the Tenant shall have the right to the use of a portion of the open air terrace located in the front center portion of the first floor of the Building and appearing on the cross hatched section of Exhibit


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"B" attached hereto and by this reference made a part hereof ("Terrace Area");
provided, however, that such use shall be limited to the placement of tables and chairs for outdoor seating of the Tenant's patrons. Tenant shall be fully responsible for the maintenance and repair of the Terrace Area. Tenant acknowledges that there exists in the City of Coral Gables an ordinance or ordinances regarding the placing of tables and chairs outdoors and that as with all governmental ordinances, it shall be required to comply with same.

9. RESTAURANT FOOD AND BEVERAGE LICENSING: Tenant shall be solely responsible for obtaining and maintaining all required licenses and permits for the operation and maintenance of a restaurant facility, including, without limitation, any and all licenses and permits required for the serving of alcoholic beverages. Tenant shall further be responsible for complying with all requirements and qualifications of all federal, state and local health and rehabilitation service departments.

10. DELIVERY OF PREMISES BY LANDLORD: It is contemplated that the premises will be ready for occupancy by Tenant on or about the date first above written. However, in the event that Landlord is unable to deliver possession of the premises to Tenant on or before said date, then Landlord agrees to deliver possession of the premises to Tenant as soon as practicable thereafter, and the rental under this lease will be abated proportionately and Tenant will be relieved of the liability for paying same during such time Tenant does not have possession. In no event shall Tenant have any claim for damages (except for the abatement of rent as herein specified) on account of the failure of Landlord to deliver possession of the premises to Tenant on or before said date.

11.  ACCEPTANCE OF PREMISES.

     (A) Tenant shall not permit or suffer any noise, disturbance or nuisance whatsoever on the Premises detrimental to same or annoying to the neighbors, and the Tenant acknowledges that, except as set forth in Paragraph 26 hereof, the Premises have been received in good order, tenantable condition and repair, of which the execution of this Lease, and taking Possession hereunder shall be conclusive evidence; and that, except as set forth in Paragraph 26 hereof, no representations as to the condition of the premises have been made by the Landlord, or the Landlord's agent, and that no obligation as to the repairing, adding to, or improving the premises has been assumed by the Landlord, and that no oral arrangements have been entered into in consideration of making this Lease and that this Lease contains a full statement of the obligation of both



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parties hereto. Any noise or disturbance caused by Tenant's preparing the
Premises for Tenant's use and occupancy will not be a default under the provisions of this paragraph.

     (B) The Premises shall, at all times, be kept in good order, condition, and repair by Tenant and shall also be kept in a clean, sanitary and safe condition in accordance with all directions, rules and regulations of the health officer, fire marshall, building inspector or other proper officers of the governmental agencies having jurisdiction, all at the sole cost and expense of Tenant, during the term herein demised. Tenant shall permit no water damage or injury to the premises, and Tenant shall at its own cost and expense replace any glass windows, doors and door hardware in the premises which may be damaged or broken.

     (C) At the expiration of this lease, Tenant shall surrender the premises in good condition, reasonable wear and tear, loss by fire or other unavoidable casualty excepted.

12. SUBMISSION OF TENANT'S DRAWINGS: Tenant agrees that it shall submit to Landlord two sets of Tenant construction drawings, two sets of Tenant fixture drawings, interior layout, finish material samples, electronic data base if available, and any other items Landlord may from time to time request, all of which must be approved by Landlord in writing prior to the commencement of any construction by Tenant in the Premises. Tenant shall not make changes to the storefront without Landlord's consent.

13. SIGNAGE: Tenant shall not erect or install any exterior or interior window or door signs or window or door lettering or placards without the previous written consent of Landlord. Tenant agrees not to use loudspeakers, phonographs or radio broadcasts in a manner to be heard outside the premises. Tenant agrees that it will at its own expense, install exterior signs in places on the premises to be designated by Landlord, which signs will advertise Tenant's name or type of business, the form and design of which will be subject to Landlord's approval. Tenant understands and agrees that Tenant is responsible for compliance with all local or state sign ordinances. See Exhibit "D" for Sign Criteria.

14. MAINTENANCE OF PREMISES BY TENANT: Other than the repairs which shall be the obligation of Landlord as required pursuant to Article 5 hereof, Tenant shall, at its own cost and expense, take good care of and make necessary repairs, structural and otherwise, to the interior of the premises, and the fixtures and equipment therein, including the exterior and interior windows, doors, locks and entrances,



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storefronts, signs, showcases, floor coverings, interior walls, columns and partitions, lighting fixtures, heating ventilating and air conditioning equipment, and plumbing and sewage facilities. All parts of the premises shall be painted or otherwise decorated by Tenant periodically as may be determined by Landlord. Tenant agrees to keep and maintain in good condition the electrical equipment in the premises and keep in force a standard maintenance agreement with a company acceptable to Landlord on all air conditioning equipment and provide a copy of said maintenance agreement to Landlord. Tenant also shall pay for and maintain a termite and pest extermination service for the premises. Tenant shall have the obligation to keep the exterior fronts, sidewalks and rear of the premises in a neat and orderly condition, and free from debris and rubbish at all times.

Notwithstanding the foregoing, Landlord agrees to make any and all repairs required to the roof, the exterior walls, the foundation and structural portions of the Premises. Landlord shall have thirty (30) days after receipt of written notice from Tenant to perform such repairs of the items described in the foregoing sentence, or such additional time as may be reasonably required for the nature of the repair.

Without the prior written consent of the Landlord, which shall not be unreasonably withheld, the Tenant shall make no alterations, additions or improvements of a structural nature in or to the Premises. Except only furniture and trade fixtures which shall be readily removable without injury to the Premises, all additions, fixtures, carpets, and improvements shall be and remain a part of the Premises at the expiration of this Lease.

It is further agreed that this Lease is made by the Landlord and accepted by the Tenant with the distinct understanding and agreement that the Landlord shall have the right and privilege to make and build additions to the Building of which the Premises are a part, and make such alterations and repairs to said Building as it may deem wise and advisable without any liability to the Tenant therefor. The Landlord agrees to exercise efforts to avoid disturbing the Tenant or the Premises during any such alterations or repairs and that such addition or alteration shall not adversely affect the Tenant's frontage or access.


INTENTIONALLY LEFT BLANK


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15.  MECHANICS LIENS: Tenant shall keep the Premises and all parts thereof at all times free of mechanic's liens and any other lien for labor, services, supplies, equipment or material purchased or procured, directly or indirectly, by or for Tenant. Tenant further agrees that Tenant will promptly pay and satisfy all liens of contractors, subcontractors, mechanics, laborers, materialmen, and other items of like character, and will indemnify Landlord against all expenses, costs and charges, including bond premiums for release of liens and attorneys fees and costs reasonably incurred in and about the defense of any suit in discharging the Premises, the Building, or any part thereof from any liens, judgments, or encumbrances caused or suffered by Tenant. In the event any such lien shall be made or filed, Tenant shall bond against or discharge the same within ten (10) days after the same has been made or filed. It is understood and agreed between the parties hereto that the expenses, costs and charges above referred to shall be considered as rent due and shall be included in any lien for rent.

The Tenant herein shall not have any authority to create any liens for labor or material on the Landlord's interest in the Premises and all persons contracting with the Tenant for the construction or removal of any facilities or other improvements on or about the Leased Premises, and all materialmen, contractors, mechanics, and laborers are hereby charged with notice that they must look only to the Tenant and to the Tenant's interests in the Premises to secure the payment of any bill for work done or material furnished at the request or instruction of Tenant.

16. QUIET ENJOYMENT: Upon payment by Tenant of the Rents herein provided, and upon the observance and performance of all terms and provisions, on Tenant's part to be observed and performed, Tenant shall, subject to all of the terms and provisions of this Lease, peaceably and quietly hold and enjoy the Premises for the Term hereby demised.

17. DAMAGE TO PREMISES: The Tenant takes all risk of any damage to the Tenant's property that may occur by reason of water or the bursting or leaking of any pipes or waste water about the Premises, or from any act of negligence of any co-tenant or occupants of the building, or any other person, or fire, or hurricane, or other act of God, or from any cause whatsoever.

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

18.  LANDLORD'S WORK:

     (A) Landlord agrees that it will supply at its own expense, its standard store, as more particularly described in Exhibit "C", attached (the Landlord's Work.)

     (B) Landlord shall have no obligations to make improvements to the premises. All improvements to the Premises will be performed by the Tenant at Tenant's sole cost and expense. Tenant shall then have the obligation to complete Tenant's work as expeditiously as possible. Landlord must approve any contract entered into by Tenant for work in the premises prior to commencement thereof. All such contracts must contain a waiver of lien by Tenant's contractor against the Building. Tenant accepts premises in as is condition.

19. SERVICES: Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, the mechanical, plumbing and electrical equipment serving the Building, but not the individual tenant's systems, and the structure itself in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense. Landlord shall furnish the Premises with those fixtures and service as outlined in Exhibit C.

20. MAINTENANCE BY LANDLORD. Landlord shall keep the foundation, the outer walls and roof of the building in which the premises are located in good repair, except that Landlord shall not be called on to make any repairs caused by the negligence of Tenant, its agents, employees, licensees and invitees. Landlord shall not be called upon to make any other improvements or repairs of any kind on the premises.

21. HOLD HARMLESS AND INDEMNIFICATION: The Tenant shall indemnify and save harmless the Landlord from and against any and all claims, suits, actions, damages and/or causes of action arising during the term of this Lease for any personal injury, loss of life and/or damage to property sustained in or about the Premises arising out of the Tenant's occupancy thereof or caused by Tenant's negligence, and from and against any orders, judgments, and/or decrees which may be entered thereon, and from and against all costs, counsel fees, including any appellate proceedings, expenses and liabilities incurred in and about the defense of any such claim and the investigation thereof, and shall obtain insurance to satisfy the requirements of this section and City




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shall be named as "additional insured" in any such policy. All insurance obtained by Tenant to satisfy the requirements of this section shall be primary over any City self-insurance or insurance program.

22. LANDLORD'S LIEN: As security for Tenant's payment of rent, damages and all other payments required to be made by this Lease, Tenant hereby grants to Landlord a lien upon all property of Tenant now or subsequently located upon the Premises. LANDLORD AGREES TO SUBORDINATE ITS LANDLORD LEASE RIGHTS TO THIRD PARTY FINANCING OR LEASING OF EQUIPMENT FOR THE RESTAURANT. If Tenant abandons or vacates any substantial portion of the Premises, or is in default in the payment of any rentals, damages or other payments required to be made by this Lease, Landlord may take any action it deems necessary, and may be available to it in the State of Florida. The proceeds of the sale of the personal property shall be applied by Landlord toward the cost of the sale and then toward the payment of all sums then due by Tenant to Landlord under the terms of this Lease. All alterations, additions, improvements and fixtures, other than trade fixtures, which may be made or installed by either of the parties hereto upon the premises and which in any manner are attached to the floors, walls or ceilings, shall become the property of Landlord at the termination of this lease and shall remain upon and be surrendered with the premises as a part thereof. Any linoleum or other floor covering of similar character which may be adhesively affixed to the floor of the premises shall become the property of Landlord. No alterations or additions to the premises may be made without the prior written consent of Landlord.

23. INSURANCE: From and after the date hereof, and thereafter at all times during the term of this Agreement, Tenant shall provide and maintain insurance as follows:

     (A) "All risk" insurance, including flood and earthquake coverage, on all buildings, contents, and structures above ground or subject to being damaged or destroyed by an insurable peril, including without limitation, all Furnishings and Equipment and all Tenant's Property, on a full replacement cost basis; said policy or policies to be endorsed to reflect the hold harmless & indemnification provision contained in Article 21.

     (B) Comprehensive boiler and machinery insurance, with limits of not less than $500,000; said policy or policies to be endorsed to reflect the hold harmless provision contained in Article 21.

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     (C)  Comprehensive general liability insurance with broad form endorsement, including automobile liability, liquor legal (dram shop) liability, completed operation and products liability, contractual liability, severability of interests with cross liability provision, and personal injury liability with limits of $1,000,000 combined single limit per occurrence for bodily injury and property damage. Said policy or policies shall be endorsed to name Landlord and Tenant as additional insureds and shall reflect the hold harmless provision contained in Article 21 Tenant.

     (D) Worker's compensation for all employees of Operator as required by Florida Statues 440, and employer's liability insurance with limits of not less the $100,000; said policy or policies shall, to the extent possible, be endorsed to name Landlord and Tenant as additional insureds and shall reflect the hold harmless Provision contained in Article 12.

     (E) Automobile Lability Insurance covering all owned, non-owned and hired vehicles used in connection with the premises in an amount not less than $100,000/$300,000 for bodily injury and property damage; said policy or policies shall, to the extent possible, be endorsed to name Landlord and Tenant as additional insureds and shall reflect the hold harmless provision contained in Article 12.

     (F) Other (or increased amounts of) insurance which Landlord shall from time to time deem advisable or appropriate, it being reasonable for Landlord to require commercially available insurance of the types and in the amounts generally carried on business which are similar to the business subject to this lease in size, style or character, such new or additional insurance to be effective as of the later of 90 days after notice thereof or the next annual renewal of any policy being increased (as applicable).

     (G) All policies shall contain waiver of subrogation against Landlord and Tenant where applicable, shall expressly provide that such policy or policies are primary over any other collectible insurance that Landlord may have.

     (H) All of the above insurance is to be placed with Best rated A-8 or better insurance companies.

     (I) Certified copies of all policies and related endorsements shall be delivered to Landlord at or before the execution of this Agreement, except that:

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

     (1) In the case of insurance relating to Site preparation, or construction, repair, rehabilitation, furnishing or equipping the business, certified copies shall be delivered not later than 10 days prior to commencement of said activities;

     (2) In the case of insurance required to be maintained during the term hereof relating to liquor legal liability or completed operations, certified copies shall be delivered not later than the earlier of 10 days prior to the Opening Date, or that date when the public actually commence use of the business, whichever is earlier; and

     (3) In all instances, certified copies shall be delivered not later than 30 days prior to the expiration date of any policy or policies of insurance required to be maintained during the term hereof.

     (J) All policies shall provide for 30 days notice to Landlord prior to cancellation or material change.

     (K) Tenant acknowledges that the insurance coverage requirement set forth in this Article, in terms of both forms of insurance and amounts of coverage, represent the minimum protection required by Landlord. Tenant agrees to make
              -------
and to rely upon the reasonable determination of Landlord regarding what additional forms of insurance or higher levels of coverage, if any, may be desirable in order to furnish Landlord and Tenant proper and adequate protection during the term hereof.

     (L) Tenant shall have the option to increase the limits of coverage on said policies or carry additional insurance.

     (M) The amount of any deductible or self-insured retention shall be subject to the reasonable approval of Landlord.

     (N) Landlord reserves the right (but shall not be obligated) to provide any or all of the minimum insurance coverages not provided by Tenant. In such an event, the cost of the insurance shall be a reimbursable expense receivable by Landlord from Tenant on demand.

24. ASSIGNMENT AND SUBLETTING: Tenant agrees not to assign the Tenant's interest in this Lease, nor sublet the whole or any part of the Premises without first having obtained the written consent to such assignment or subleasing from the Landlord, and the Tenant further covenants that the premises will not be used for any unlawful purpose or for any purpose that will invalidate any policies of insurance now or hereafter written on the Property, or will increase the rate of premium thereof unless Tenant agrees to pay any increase in insurance premiums.

25. HOLDING OVER: If the Tenant shall occupy the Premises with or with out the consent of the Landlord after the expiration of this Lease, and the rent is accepted from the Tenant during such period, such occupancy and payment shall be construed as an extension of this Lease on a month-to-month basis only from the date of such expiration unless other terms of such extension are endorsed hereon in writing and signed by the parties hereto.

26. ENTRY BY LANDLORD: Tenant agrees to permit the Landlord, or the Landlord's agent, at any reasonable time, and at all times in the event of an emergency, to enter and inspect the Premises, and make repairs, if in the Landlord's sole judgment, the Landlord should elect to do so.

27. EVENTS OF DEFAULT AND LANDLORD'S REMEDIES: If any one or more of the following events (herein sometimes called "events of default" shall happen:

     (A) If default shall be made in the payment of any rent or other charges herein reserved upon the same become due and payable and such default continues for a period of ten (10) days after written notice thereof from Landlord to Tenant; or

     (B) If default shall be made by Tenant in the performance of, or compliance with, any of the covenants, agreements, or terms or conditions contained in this Lease or default made by Tenant in compliance or non-compliance with any and all municipal or county ordinances, resolutions or codes and all state and federal statues, rules and regulations now in force or which may hereafter be in force, and such default shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that if Tenant is unable to cure such default within such ten (10) day period and such default results solely from the failure to obtain a building actions of Tenant, then, an in that event, Tenant shall have such additional reasonable time as is necessary; or

     (C) If the premises shall be seized under any levy, execution, attachment or other process of court and the same shall not be promptly vacated or stayed on appeal or otherwise, or if the Tenant's interest in the Premises is sold by judicial sale and the sale is not promptly vacated or stayed on appeal or otherwise; or

     (D)  If Tenant:

     (1) Fails to take possession and open for business within thirty (30) days after the Rent Commencement Date, or

     (2)  Should vacate, abandon, or desert the Premises, or

     (3) Cease the continual operation of Tenant's business therein for fifteen (15) continuous days and thirty (30) days (in the aggregate) in any one year during the Lease Term.

     (E) If the Tenant shall suffer to be filed against the Tenant an involuntary petition in bankruptcy (and such petition is not dismissed within (40) days there after or shall be adjudged a voluntary or involuntary bankrupt or make an assignment for the benefit of creditors, or should there be appointed a receiver to take charge of the Premises either in the State or Federal courts.

     (F) If the Tenant shall vacate or abandon the Premises prior to the end of the term hereof, then: in any such events, (an "Event of Default) the Landlord may, at the Landlord's option, terminate and end this Lease and reenter upon the premises, where upon the term hereby granted, and at the Landlord's option, all of the Tenant's right, title and interest in this Lease shall end and the Tenant shall become a tenant at sufferance; or else the Landlord may, at the Landlord's option, elect to declare the entire rent for the balance of the term, or any part thereof, due and payable forthwith, and may proceed to Collect the same by distress or otherwise, and thereupon the term hereof shall terminate, at the option of the Landlord, or else the Landlord may take Possession of the Premises and rent the same for the account of the Tenant. The exercise of any options herein contained shall not be deemed to be exclusive and the Landlord shall at all times in the event of the Tenant's default hereunder, have such remedies as may be provided by the laws of the State of Florida; the expression "entire rent for the balance of the term" as used herein, shall mean all of the rent prescribed to be paid by the Tenant unto the Landlord, at present value, for the full term of the Lease, less, however, any payments that shall have been made on account of any rent due pursuant to the terms of the Lease.

28. WAIVER: The failure of the Landlord in one or more instances to insist upon strict performance or observance of one or more of the covenants or conditions hereof or to exercise any remedy, privilege or option herein conferred upon or reserved to the Landlord, shall not operate or be construed as a relinquishment or waiver for the future of such covenant or condition or of the right to enforce the same or to exercise such privilege, option, or remedy, but the same shall continue in full force and effect. The receipt by the Landlord of rent, or additional rent, or any other payment required to be made by the Tenant, or any part thereof, shall not be a waiver of any other additional rent or payment then due, nor shall such receipt, though with knowledge of the breach of any covenant or condition hereof, operate as or be deemed to be a waiver of such breach, and no waiver by the Landlord of any of the provisions hereof, or any of the Landlord's rights, remedies, privileges or options hereunder shall be deemed to have been made unless made by the Landlord in writing. If the Landlord shall consent to the assignment of this Lease or to a subletting of all or a part of the premises, no further assignment or subletting shall be made without the written consent of the Landlord first obtained. No surrender of the premises for the remainder of the term hereof shall be valid unless accepted by the Landlord in writing.

29. TRIAL BY JURY: It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and Tenant's use or occupancy of the Premises. Tenant further agrees that the provisions for payment of Rent herein are independent covenants of Tenant and Tenant shall not interpose any counterclaim or counterclaims in a summary proceeding or in any action based upon non-payment of Rent or any other payment required of Tenant hereunder.

30. SUBORDINATION: The Tenant agrees that this Lease shall be subject and subordinate to any mortgage which may hereafter be made on account of any proposed loan to be placed on the Premises by the Landlord to the full extent of all debts and charges secured thereby, and to any renewals and extensions of all or any part thereof, which the Landlord may hereafter at any time elect to place on the Premises, and the Tenant agrees upon request to hereafter execute any document which the Landlord may deem necessary to accomplish that end, and in default of the Tenant's so doing, the Landlord is hereby empowered to execute such document in the name of the Tenant and as the act and deed of the Tenant and this authority is declared to be coupled with an interest and not revocable. Landlord represents that the Premises is presently free and clear of any mortgages. Landlord agrees that Landlord will use its best efforts to obtain from any mortgagee who may hereafter hold a mortgage encumbering the Premises, a non-disturbance agreement which in effect will provide that Tenant's possession and rights hereunder will not be disturbed in the event of a foreclosure of the mortgage so long as Tenant is not in default hereunder.

31. RELATIONSHIP OF PARTIES: Nothing herein contained to the contrary shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Landlord and Tenant, it being expressly understood and agreed that neither the computation of rent nor any other provisions contained in this Lease nor any act or acts of the parties hereto shall be deemed to create any relations between Landlord and Tenant other than the relationship of landlord and tenant. Notwithstanding the fact that the City of Coral Gables ("City") is the landlord under this Lease and that there exists a landlord/tenant relationship between Landlord and Tenant, Tenant acknowledges that this Lease does not grant Tenant any rights or create any exceptions to its obligation to comply with and meet the requirements of all the City's ordinances, resolutions and codes, and that the Landlord/Tenant relationship shall have no effect upon the jurisdiction and governing rights of the City over the Building and the Premises and Tenant shall be required to fulfill and comply with all applicable laws, rules and regulations, ordinances and resolutions of the City as though no such landlord/tenant relationship existed, including, without limitation, all requirements of the City's Building and Zoning Department.

32. BROKERAGE INDEMNITY: Tenant represents to Landlord that Tenant has no knowledge of any real estate broker involved in this transaction who might be entitled to a commission by reason hereof other than ESSLINGER, WOOTEN MAXWELL, INC. ("Broker") and KONIVER STERN. Tenant agrees to indemnify Landlord and save

Landlord harmless from any loss or damage in the event the foregoing representation is untrue. Landlord agrees to pay any commissions due Broker payment to a separate agreement between Landlord and Broker. Landlord represents to Tenant that Landlord has no knowledge of any real estate broker involved in this transaction who might be entitled to a commission by reason hereof other than the Broker. Landlord agrees to indemnify Tenant and save Tenant harmless from any loss or damage in the event the foregoing representation is untrue.

33. FORCE MAJEURE: Whenever a period of time is herein prescribed for action to be taken by either party, such party shall not be liable or responsible for and there shall be excluded from computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any causes of any kind which are beyond the reasonable control of the party required to take action.

34. ESTOPPEL CERTIFICATE: Tenant agrees at any time within ten days of Landlord's written request, to execute, acknowledge and deliver to Landlord a written statement certifying that this lease is unmodified and in full force and effect for, if there have been modifications, that the same is in full force and effect as modified and stating the modifications, and the dates to which the minimum rent and other charges have been paid in advance, if any, if being intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser or mortgagee of the Building.

35. RADON DISCLOSURE: In accordance with the requirements of Florida Statues the following notice is hereby give to Tenant:

     RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT HAS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY PUBLIC HEALTH UNIT.

36. NOTICE: Notice shall be deemed properly given hereunder when made in writing and either delivered personally or deposited in the United States certified or registered mails, with sufficient postage prepaid thereon to carry it to its addressed destination; and the said notices shall be addressed as follows:

For the Landlord:                   H.C. Eads, Trustee City Manager
                                    405 Biltmore Way
                                    Coral Gables, FL 33134

With Copy to:                       Elizabeth Hernandez, Esquire City Attorney
                                    405 Biltmore Way
                                    Coral Gables, FL 33134

For the Tenant:                     Ciao Cucina Corp.
                                    700 Walnut Street, Ste. 300
                                    Cincinnati, Ohio 45202
                                    Attn: Carl Bruggemeier

With a copy to:                     Katz Greenberger Norton
                                    105 East 4th Street, 9th Floor
                                    Cincinnati, Ohio 45202
                                    Attn: Scott Kadish

or to such other address as shall from time to time be supplied in writing by any party to the other. The effective date of such notice shall be the date of delivery or refusal thereof.

37. ENTIRE AGREEMENT: This Lease contains the entire agreement between the parties hereto and it may be modified only by an agreement in writing signed and sealed by Landlord and tenant. No surrender of the Premises, or of the remainder of the Term of this Lease, shall be valid unless accepted by Landlord in writing. Tenant acknowledges and agrees that Tenant has not relied upon any statement, representation, prior written or contemporaneous oral promises, agreements or warranties except such as are expressed herein.

IN WITNESS WHEREOF, the parties hereto have signed, sealed and delivered this Lease in several counterparts each of which shall be deemed an original, but all constituting a single agreement, at Dade County, Florida, as of the day and year first above written.

                                             CITY OF CORAL GABLES:
                                             LANDLORD

                                             By:____________________________
                                                H.C. Eads, Jr., City Manager

ATTEST:

_____________________________
Virginia L.  Paul, City Clerk


TENANT:

/S/ CARL A. BRUGGEMEIER
--------------------------
President
CIAO Cucina, Inc.


Witnesses:

----------------------------

----------------------------



                                                     _______________________
                                                     City Attorney

                                   ADDENDUM 1

                  LANDLORDS'S TENANT IMPROVEMENT CONTRIBUTION
                  -------------------------------------------

The landlord shall contribute an amount of five hundred fifty eighty thousand four hundred dollars ($558,400.00) towards tenant's buildout.

The tenant shall present to the landlord invoices of buildout costs for up to five hundred fifty eighty thousand four hundred dollars ($558,400.00). Landlord shall make payments on these invoices as the work is completed and landlord is in receipt of said invoices.

Tenant will be investing an additional four hundred thousand dollars ($400,000.00) to five hundred thousand dollars ($500,000.00) in the building improvements.

                                   ADDENDUM 2

                                PERCENTAGE RENT
                                ---------------

The tenant shall pay as additional rent, four percent (4%) of their gross sales as set forth below. Tenant shall pay landlord within sixty (60) days of each year's end.

                                    4% OF GROSS SALES OVER:
                                    -----------------------

      Years 1-5                     $2.3 Million

      Years 6-10                    $2.6 Million

      Years 11-15                   $2.9 Million

Tenant shall provide landlord with quarterly or annual sales tax reports.

                                   ADDENDUM 3

                                OPTION TO RENEW
                                ---------------


The landlord will grant two (2) five (5) year Options to Renew to begin simultaneous with the expiration of the initial fifteen (15) years and six (6) months term. Tenant must provide landlord with twelve (12) months written notice of it's intent to exercise the Option to Renew. The Base Rent, at the time of each renewal, will be based on an increase of three percent (3%) of the previous year's base rent with annual increases of three percent (3%). The percentage rent will continue throughout the renewals, based on the terms of Year 15. All other terms and conditions remain the same.